EXHIBIT 10.4

AMENDMENT NO. 1 TO COLLABORATION AGREEMENT

AMONG EXELIXIS, INC., BAYER CORPORATION AND GENOPTERA LLC

THIS AMENDMENT NO. 1 TO THE COLLABORATION AGREEMENT (“Amendment No. 1”) is made effective as of January 1, 2005 (“Amendment No. 1 Effective Date”) and entered into on March 30, 2005 by and between EXELIXIS, INC. (formerly known as Exelixis Pharmaceuticals, Inc.), a Delaware corporation having its principal place of business in South San Francisco, California (“Exelixis”), BAYER CropScience LP, a partnership having its principal place of business in Research Triangle Park, NC 27709 (“Bayer”) and GENOPTERA LLC, a Delaware limited liability company having its principal place of business in South San Francisco, California (the “LLC”). Each of the above parties are individually referred to as a “Party” or collectively as the “Parties”.

RECITALS

WHEREAS, Exelixis and Bayer A.G., an Affiliate of Bayer, began working together in the field of pesticide research under a collaboration agreement (“Original Agreement”) entered into as of May 1, 1998, which agreement terminated as of the effective date of the Collaboration Agreement (described below);

WHEREAS, to continue and expand upon the work initiated under the Original Agreement, Exelixis and Bayer Corporation, an Affiliate of Bayer, formed a joint venture, Genoptera LLC, and Exelixis, Bayer Corporation and Genoptera entered into an LLC Operating Agreement (the “Operating Agreement”), effective December 15, 1999;

WHEREAS, to pursue the business objectives of the LCC, the Parties entered into the Collaboration Agreement on January 1, 2000 (the “Collaboration Agreement”) covering research directed towards the discovery and testing of insecticides and nematicides for crop protection, having a Research Term of eight (8) years from the Effective Date; and

WHEREAS, on November 1, 2002 Bayer Corporation transferred its membership interest in Genoptera, and assigned the Operating Agreement and Collaboration Agreement, to Bayer.

WHEREAS, Exelixis, Bayer and the LLC now agree that it is in their collective best interests to amend the Collaboration Agreement to permit early termination of the Research Term in exchange for certain other consideration.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the

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Parties agree as follows:

1.	The Parties hereby agree to amend the terms of the Collaboration Agreement as provided below, effective as of the Amendment No. 1 Effective Date. To the extent that the Collaboration Agreement is explicitly amended by this Amendment No. 1, the terms of this Amendment No. 1 will control where the terms of the Collaboration Agreement are contrary to or conflict with the following provisions. Where the Collaboration Agreement is not explicitly amended, the terms of the Collaboration Agreement will remain in full force and effect. Capitalized terms used in this Amendment No. 1 that are not otherwise defined herein shall have the same meanings defined in the Collaboration Agreement.

2.	Section 2.1(b) of the Collaboration Agreement is hereby deleted in its entirety and replaced with the following:

“(b) The Research Term will begin on the Effective Date and terminate on March 31, 2005.”

3.	Section 2.5(a) of the Collaboration Agreement is hereby deleted in its entirety and replaced with the following:

“(a)(i) Before the Amendment No. 1 Effective Date. In the first Contract Year, the LLC shall provide Exelixis with [*] in Research funding and shall carry forward [*] for Research funding for the subsequent Contract Year. At least ninety (90) days in advance of the commencement of each Contract Year after the first Contract Year but before the Amendment No. 1 Effective Date, Exelixis shall provide the LLC with a written calculation of the Annual FTE Rate for the following Contract Year in accordance with Section 1.3. For Contract Years beginning prior to the Amendment No. 1 Effective Date, if such Annual FTE Rate exceeds [*], the LLC shall provide Exelixis, at least sixty (60) days in advance of the commencement of such Contract Year, written notice of whether the LLC commits to provide sufficient Research funding (which shall include any carry-forward described in this Section 2.5(a)) in the subsequent Contract Year to support [*] FTEs at such Annual FTE Rate. If the LLC does not provide such commitment, then the LLC shall specify such lesser amount of research funding which it commits to provide in the forthcoming Contract Year, which amount shall not be less than [*] plus any carry-forward described in this Section 2.5(a). The number of FTEs that are funded during any given Calendar Year beginning prior to the Amendment No. 1 Effective Date shall equal the sum of such level of funding specified by the LLC plus any carry-forward described in Section 2.5(b) divided by the Annual FTE Rate in effect for such Calendar Year (which partial number being rounded down) is referred to in this Section 2.5 and Section 9.2 as the “Specified FTEs” for such Contract Years. The amount of Research funding provided to Exelixis by the LLC in each Contract Year after the first Contract Year

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and prior to the Amendment No. 1 Effective Date shall equal the result of the following calculation: multiply the number of Specified FTEs by the Annual FTE Rate for such Calendar Year and deduct from the product of such multiplication the amount of any Exelixis carry-forward described in Section 2.5(b).

(a)(ii) After the Amendment No. 1 Effective Date. For the calendar quarter beginning on the Amendment No. 1 Effective Date, the LLC shall make a payment to Exelixis of $2,500,000. A part of such payment to the amount of [*] shall be designated as an “Adjusted FTE Payment”, which shall be determined by the calculation described in Exhibit 1 hereto, and the remainder in the amount of [*] shall be designated as a “Termination Credit”, which remainder shall be fully creditable against the Early Termination Fee owed by Bayer pursuant to Section 14.2(b) and as described in Exhibit 1 hereto.

4.	Section 9.2 of the Collaboration Agreement is hereby deleted in its entirety and replaced with the following:

“9.2 Research Funding. From the Effective Date until the end of the Research Term, Exelixis will invoice the LLC (and send a copy of the first such invoice to Bayer) for and the LLC will make within thirty (30) days thereafter quarterly advance payments to Exelixis as follows. For quarters prior to the Amendment No. 1 Effective Date, such quarterly advance payments shall be sufficient to pay for the number of Specified FTEs (as defined in Section 2.5(a)) then performing Research under this Agreement multiplied by the then current Annual FTE Rate; in any event for each such calendar quarter, the amount of research funding provided by the LLC to Exelixis shall be not less than [*] of the amount calculated in Section 2.5(a) and shall only exceed $2,500,000 in the event that the LLC commits to provide more than [*] in Research funding in the applicable Contract Year as set forth in Section 2.5(a). For the quarter beginning on the Amendment No. 1 Effective Date, such quarterly advance payment shall be equal to $2,500,000.”

5.	Exelixis hereby confirms that the LLC has made the payment of $2,500,000 for the calendar quarter beginning on the Amendment No. 1 Effective Date, as set out in Sections 2.5 (a) (ii) and 9.2 of the Collaboration Agreement, as amended herein.

6.	Section 14.2 of the Collaboration Agreement is hereby deleted in its entirety and replaced with the following:

“14.2 Termination of Research Term.

(a) Upon the termination of the Research Term: (i) the licenses granted to the LLC under Section 11.1 shall terminate; (ii) all

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Research shall cease; (iii) Exelixis shall not have any further obligations to perform Research or provide Dedicated FTEs or Shared FTEs to the LLC for any purpose; (iv) Exelixis shall deliver to the LLC all targets or other related data or materials, regardless of the status of any such targets, which have been developed under the Agreement prior to the effective date of termination of the Research Term. Such targets (excluding the selected targets which are listed in Exhibit 3) are listed in Exhibit 2 hereto (collectively, “Additional Targets”) . The Additional Targets shall be deemed to be Selected Non-Cognate Targets of Bayer; (v) Bayer’s payment obligations under Section 9.2 shall cease, provided that Bayer shall make all such payments which had accrued prior to the date of such termination; (vi) Exelixis may retain (subject to the adjustment/crediting provisions set out in this Amendment No 1) all payments received from the LLC after the Amendment No 1 Effective Date; and (vii) each Party’s other rights and obligations under this Agreement ( with respect to Targets, LLC Assays, Bayer Assays, LLC Compounds, Collaboration Compounds, and Products (collectively, “Collaboration Materials”) shall continue with the understanding that Bayer (or Bayer and the LLC) shall have exclusive rights (excluding Exelixis) to the Collaboration Materials within the Field of Use as defined in this Agreement, and Exelixis shall have exclusive rights (excluding the LLC and Bayer) to the Collaboration Materials outside the Field of Use as defined in this the Agreement. The statement under (vii) above shall prevail over any conflicting provisions which may be contained in this Agreement. This Agreement shall continue in effect until the date set forth in Section 14.1 or until terminated pursuant to Section 14.3. Additionally, the targets on Exhibit 3 hereto reflect all the Selected targets of Bayer as of the date the Research Term is terminated.

(b) Upon termination of the Research Term, Bayer shall pay Exelixis an “Early Termination Fee” to the amount of [*] as determined by the calculation set out in Exhibit 1 hereto.

The Early Termination Fee shall be reduced by a Termination Credit to the amount of [*] that shall have accrued, pursuant to the calculation set out in Exhibit 1 hereto, for payments made by the LLC prior to the effective date of termination of the Research Term.

Bayer shall pay to Exelixis the balance between the above Early Termination Fee and the Termination Credit, i.e. $ 10,935,833, within fifteen (15) days after the end of the Research Term.

(c) Within six (6) months after the end of the Research Term, Bayer shall notify Exelixis in writing whether Bayer will acquire Exelixis’ interest in the LLC pursuant to Section 14.4(a) or Section 14.4(b).”

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7.	Section 14.4 of the Collaboration Agreement is hereby deleted in its entirety and replaced with the following:

“14.4 Acquisition Of The LLC By Bayer. Within six (6) months after the end of the Research Term, Bayer shall acquire Exelixis’ interest in the LLC, such acquisition to be made (in Bayer’s sole discretion) pursuant to either Section 14.4(a) or Section 14.4(b).

(a) Bayer shall acquire Exelixis’ interest in the LLC by paying Exelixis in U.S. dollars an amount equal to the Fair Market Value (as defined in the Operating Agreement) of Exelixis’ interest in the LLC, as determined pursuant to Section 13.1 of the Operating Agreement except that, in lieu of providing Exelixis with a Proposed Changed Circumstance Notice or a Final Notice (as both terms are defined in the Operating Agreement), Bayer shall send Exelixis a written notification that expressly initiates the thirty (30) day period in which the Parties will attempt in good faith to agree in writing upon such Fair Market Value. If no agreement is reached during such thirty (30) day period, then the procedures set forth in Sections 13.1(a)-(h) of the Operating Agreement will apply. The Parties shall negotiate in good faith and execute promptly after the Fair Market Value determination an LLC Interest Purchase Agreement to effect Bayer’s purchase of Exelixis’ interest in the LLC. The terms of such agreement shall be consistent with all of the following:

(i) Bayer’s acquisition of Exelixis’ ownership interest in the LLC shall terminate any right of Exelixis to receive a portion of the premium fees payable by Bayer under Section 9.4(a). However, the premium fee obligations of Exelixis set forth in Sections 9.4(b), 9.4(c) and 9.4 (d) shall continue in effect.

(ii) The ownership and license rights applicable to all Assays, Compounds, Products, and Targets in existence immediately prior to the closing of such transaction shall continue without modification.

(iii) Rights with respect to Targets, assays, compounds and products arising from the activities of the Parties under this Agreement shall not be affected by reason of the acquisition by Bayer.

(iv) The Operation Agreement will terminate with respect to Exelixis.

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(b) Bayer shall acquire Exelixis’ interest in the LLC by paying Exelixis in U.S. dollars a premium fee as described in Section 14.4(b)(i) below. The Parties shall negotiate in good faith and execute promptly an LLC Interest Purchase Agreement to effect Bayer’s purchase of Exelixis’ interest in the LLC. The terms of such agreement shall be consistent with all of the following:

(i) Bayer’s acquisition of Exelixis’ ownership interest in the LLC shall create an obligation for Bayer to pay Exelixis: (x) [*] of all amounts owed by Bayer to the LLC under Section 9.3 after the effective date of such LLC Interest Purchase Agreement; (y) a running premium fee of [*] on the aggregate Net Sales of Bayer Products as set out under Section 9.4 (a) sold by Bayer; provided, however, that if such Bayer Product was discovered from screening in an assay based on an Additional Target, then the foregoing premium fee shall [*]; and (z) a running premium fee of [*] on the aggregate net sales of products (containing or incorporating any Collaboration Compound as set out under Section 9.4 (d)) sold by Bayer; provided, however, that if such product was discovered from screening in an assay based on an Additional Target, then the foregoing premium fee shall [*]. For each Bayer Product, Bayer shall pay Exelixis such premium fee for the duration set forth in Section 9.4(a). For each product containing or incorporating any Collaboration Compound, Bayer shall pay Exelixis a premium fee for a duration comparable to that set forth in Section 9.4(a). However, the premium fee obligations of Exelixis set forth in Sections 9.4(b), 9.4(c) and 9.4(d) shall continue in effect [*] set forth therein.

(ii) Except as modified in this Amendment No 1, the ownership and license rights applicable to all Assays, Compounds, Products, and Targets in existence immediately prior to the closing of such transaction shall continue without modification.

(iii) Except as modified in this Amendment No 1, the Rights with respect to Targets, assays, compounds and products arising from the activities of the Parties under this Agreement shall not be affected by reason of the acquisition by Bayer.”

(iv) The Operation Agreement will terminate with respect to Exelixis.

8.	The Parties hereby acknowledge and agree that as of the Amendment No. 1 Effective Date, the Research Plan in existence prior to such date shall be deleted and no longer be in effect, and Exhibit 4 hereto contains a list of all Information and Patents that have been developed by or on behalf of the LLC since the beginning of the Research Term and until the Amendment No. 1 Effective Date. Within two (2) weeks of execution of this Amendment No.1, the Parties shall meet (in person or by videoconferencing) to finalize the remaining tasks under the Research Program by mutual written agreement. Within four (4) weeks after the end of the Research Term, the Parties shall update Exhibit 4 hereto in order to include all Information and Patents that have been developed by or on behalf of the LLC until the end of the Research Term.

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9.	This Amendment No. 1 amends the terms of the Collaboration Agreement and is deemed incorporated into, and governed by all other terms of, the Collaboration Agreement. Except as modified in this Amendment No 1, the provisions of the Collaboration Agreement, as amended by this Amendment No. 1, remain in full force and effect.

10.	Each Party shall execute, acknowledge and deliver such further instruments, and do all other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Amendment No. 1.

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11.	This Amendment No. 1 may be signed in 2 counterparts, each and every one of which shall be deemed an original, notwithstanding variations in format or file designation, which may result from the electronic transmission, storage and printing of copies of this Amendment No. 1 from separate computers or printers. Facsimile signatures shall be treated as original signatures.

IN WITNESS WHEREOF, the Parties have caused this Amendment No. 1 to be executed by their duly authorized representatives as of the Amendment No. 1 Effective Date.

EXELIXIS, INC.		BAYER CROPSCIENCE LP

By:	/s/ Frank Karbe	By:	/s/ Bruce A. Mackintosh
Name:	Frank Karbe	Name:	Bruce A. Mackintosh
Title:	SVP, CFO	Title:	VP, General Counsel

GENOPTERA LLC

By:	/s/ Eva M. Franken
Name:	Eva M. Franken
Title:	General Manager

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EXHIBIT 1

Calculation of the Adjusted FTE Payment, Termination Credit and Early Termination Fee

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EXHIBIT 2

Additional Targets

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EXHIBIT 3

List of Selected Targets

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EXHIBIT 4

List of Information and Patents

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